CONSULTING AGREEMENT

                                                                   EXHIBIT 10.21

      This CONSULTING AGREEMENT (the "Agreement") is made by and between Pharm-Olam International Ltd., a Texas limited partnership with an address of 450 North Sam Houston Pkwy., Suite 250, Houston, TX 77060 ("Consultant"), and Advaxis, Inc., with an address of 212 Carnegie Center, Suite 206, Princeton, New Jersey 08540 ("Advaxis") and is effective as of January 15, 2005 ("Effective Date").

                                    RECITALS

A. Consultant, a contract research organization, possesses special expertise and knowledge in the field of pre-clinical, clinical and regulatory affairs; and

B. Advaxis, a biotechnology company commercializing novel vaccines, has need for Consultant's pre-clinical consultant services; and

C. Advaxis and Consultant now desire to enter into this Agreement whereby Consultant shall perform consulting services for Advaxis on the terms and conditions set forth below.

                                   AGREEMENT

NOW, THEREFORE, Consultant and Advaxis agree as follows:

1. Description of Services. Subject to the terms and conditions of this Agreement, Consultant shall perform management of pre-clinical toxicology studies as defined in Attachment 1 and by cost in Attachment 2. Timelines for pre-clinical toxicology studies milestone payment schedule are outlined in Attachment 3

2. Term and Renewal. This Agreement shall be effective as of the Effective Date and shall remain in effect for a period of Twelve (12) months unless terminated pursuant to this Agreement. This Agreement may only be renewed for additional periods on terms mutually agreed upon in writing by the parties. Neither party shall have any obligation to renew this Agreement. However, the expiration of this Agreement shall not effect the obligations of Consultant to complete the services agreed upon in this Agreement.

3.    Fees.

      a) For return of services as outlined in Attachment 1 and 2, Advaxis will make milestone payments according to payment chart in Attachment 3. The cost for project management, animal studies and DNA assays as outlined in Attachment 2 is $272,163, two hundred seventy two one hundred sixty three dollars.

      b) Advaxis shall also reimburse Consultant for all reasonable and necessary out-of-scope expenses actually incurred by Consultant in rendering services under this Agreement. In case of meetings, such expenses will include reasonable and necessary travel, lodging and meals. Consultant shall provide Advaxis with a written expense report, complete with receipts or other reasonable documentation, for all such expenses requested for reimbursement. Any expense item greater than $200 shall require Advaxis' prior written or email approval.

4. Invoices. Milestone payments due hereunder shall be payable upon Advaxis's receipt ("Due Date") of a written invoice or an expense report and accompanying supporting documentation therefore. Any amounts which remain unpaid for thirty (30) days or more after the Due Date shall bear interest at the rate equal to 8%. Interest shall be computed on the basis of 12 months of 30 days each per year, as the case may be, subject to the provisions hereof limiting interest to the maximum rate of interest allowed by applicable law.

5.    Confidentiality; Proprietary Information; Intellectual Property.

      a) Any and all information which Advaxis or its affiliates may disclose to Consultant under this Agreement will be considered confidential.

      b) Consultant further agrees that all discussions and negotiations with respect to this Agreement are confidential.

      c) Consultant understands that Advaxis possesses and will continue to possess information that has been created, discovered or developed, or has otherwise become known to Advaxis or its affiliates and/or in which property rights have been assigned or otherwise conveyed to Advaxis or its affiliates, which information has commercial value in the business in which Advaxis is engaged. All such information, including the information described in Sections 5 (a) and (b) above, and including any other information developed by or on behalf of Consultant pursuant to this Agreement, is hereinafter referred to as "Proprietary Information." By way of illustration, but not limitation, Proprietary Information includes trade secrets, processes, formulae, data and know-how, improvements, inventions, techniques, marketing plans, strategies, forecasts and customer and contact lists. Accordingly, Consultant further agrees as follows:

                  i) All Proprietary Information shall be the sole property of Advaxis or its affiliates and their assigns, as the case may be, and such parties shall be the sole owners of all patents and other rights in connection therewith. At all times during this Agreement and at all times after expiration or termination of this Agreement, Consultant will keep in confidence and trust all Proprietary Information, and will not use or disclose any Proprietary Information without the prior written consent of Advaxis, except as may be necessary in the ordinary course of performing the duties of Consultant hereunder. No announcement, oral presentation or publication of any kind relating to any Proprietary Information shall be made by Consultant without the prior written consent of Advaxis; and

                  ii) All documents, data, records, apparatus, equipment and other physical property, whether or not pertaining to Proprietary Information, furnished to Consultant by or on behalf of Advaxis or developed by or on behalf of Consultant pursuant to this Agreement, shall be and remain the sole property of Advaxis and/or its affiliates and shall be returned promptly as and when requested by Advaxis. Should Advaxis not so request, Consultant agrees to return and deliver all such property upon expiration or termination of this Agreement for any reason and Consultant shall not retain or reproduce any such property upon expiration or termination.

                  iii) Consultant shall promptly disclose to Advaxis or its designee all intellectual property (including, but not limited to any inventions, improvements, formulae, processes, techniques, know-how, data, patents or applications for patents, trade secrets, trademarks, copyrights and confidential information as described in this Section 5), made or conceived or reduced to practice or learned by Consultant (collectively, "Intellectual Property") which (A) result from the tasks assigned to Consultant hereunder; (B) are funded by or on behalf of Advaxis or its affiliates; or (C) result from the use or property or premises owned, leased or contracted for by or on behalf of Advaxis or its affiliates.

                  iv) Consultant agrees to and does hereby sell, assign, transfer and set over to Advaxis, its affiliates, successors or assigns, as the case may be, all right, title and interest in and to all Intellectual Property developed or conceived individually or in conjunction with others in performance of this Agreement, to be held and enjoyed by Advaxis, its affiliates, successor or assigns, as the case may be, to the full extent of the term for which any Letters Patent may be granted and as fully as the Intellectual Property would have been held by Consultant had this Agreement, sale or assignment not be made.

                  v) Consultant shall execute and deliver any and all instruments and documents and perform any and all acts, necessary to obtain, maintain or enforce patents, trademarks, trade secrets and copyrights for such Intellectual Property, and shall make, execute and deliver any and all instruments and documents and perform any and all acts necessary to obtain, maintain or enforce patents, trademarks, trade secrets and copyrights for such Intellectual Property as Advaxis may designate in any and all countries. All costs and expenses of application and prosecution of such patents, trademarks, trade secrets and copyrights shall be paid by Advaxis.

                  vi) Any copyrightable material prepared by Consultant as a result of Consultant's activities with Advaxis, in performance of this Agreement, are prepared as works for hire for the benefit of Advaxis. Consultant hereby assigns to Advaxis any copyright to which Consultant is entitled for any copyrightable material prepared in the course of the performance of this Agreement for Advaxis. Advaxis shall have the right to reproduce, modify and use such material and all results generated as the result of services rendered under this Agreement for any propose related to its lawful business.

                  vii) Upon the written request of Advaxis, Consultant shall make any assignment provided for in this Section 5 directly to, or for the benefit of, an Advaxis affiliate or Advaxis's designee, including Consultant's performance of any related obligations hereunder.

6. Remedies. (a) Consultant acknowledges that Advaxis will have no adequate remedy at law if Consultant breaches the terms of Section 5 hereof. Accordingly, in such event, Advaxis shall have the right, in addition to any other rights it may have at law or equity, to obtain in any tribunal of competent jurisdiction injunctive relief to restrain any breach or threatened breach. (b) If, due to reasons within Consultant's reasonable control, Consultant's products or services fail to meet standards generally accepted in the applicable industry, or if Consultant fails to provide agreed-upon products or services in a timely manner Advaxis shall have the right, in addition to any other remedy it may have at law or equity, to: (i) terminate this Agreement immediately upon written notice to Consultant; (ii) require that defective products or services be replaced or remedied, as the case may be, without charge to Advaxis; and
      (iii) correct, or have corrected by a third party, the defective product or service and withhold from amounts owing to Consultant hereunder all amounts incurred by Advaxis in taking such corrective measures.

7. Termination. This Agreement may be terminated (a) by Advaxis with or without cause upon thirty (30) day's prior written notice to Consultant, or (b) by Consultant in the event of a material breach by Advaxis, provided that Consultant provides Advaxis with written notice of such breach and Advaxis fails reasonably to cure such breach within thirty (30) days of receipt of such notice.

      In the event this Agreement is terminated pursuant to this Section prior to completion of the work to be performed, Consultant shall cease work upon Advaxis's request, and shall be entitled to receive its fee for work actually and reasonably performed through the effective date of termination. In addition, Consultant shall promptly return to Advaxis all written materials and biological material provided to Consultant by Advaxis or its partners or affiliates.

      The provisions of Sections 5-6 and 9-14, inclusive, shall survive expiration or termination of this Agreement.

8. Independent Contractor. Consultant shall be an independent contractor and shall have no authority to enter into contracts on behalf of Advaxis, bind Advaxis to any third parties or act as an agent on behalf of Advaxis in any way. Consultant shall account for and report the payment of all applicable federal and state income taxes, social security taxes, and all other taxes due on payments received by Consultant hereunder. Consultant hereby acknowledges than Advaxis will report as compensation all payments to Consultant hereunder.

9. Consultant's Representation and Warranties. Consultant hereby represents and warrants to Advaxis that (a) Consultant has the authority to enter into and perform this Agreement and (b) performance of Consultant's services as contemplated by this Agreement will not result in the breach or violation of any contract, arrangement or understanding (including without limitation any intellectual property rights or any agreement of confidentiality or non-disclosure, whether written or oral) which Consultant may have with any third party (including with limitation current and former employers of Consultant and any other companies or persons for which Consultant has performed or is performing consulting services).

10. Compliance Standards. During the term of this Agreement and any renewal term, Consultant shall comply with all applicable laws, rules and regulations in the conduct of the services being performed.

11. Severability. If any provision of this Agreement is declared void or unenforceable, such provision shall be deemed modified to the extent necessary to allow enforcement, and all other portions of this Agreement shall remain in full force and effect.

12. Entire Agreement, Amendments. This Agreement contains the entire and complete agreement between the parties with respect to the subject matter hereof, and supersedes all prior oral and/or written agreements with respect to the subject matter hereof, other than any currently effective confidentiality agreement. Any changes to this Agreement must be in writing and signed by both parties. The Parties acknowledge that the confidentiality agreement previously executed beween the parties remain in full force and effect.

13. Successors. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and legal representatives of the parties.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to its conflicts of laws provisions, and the parties agree to personal jurisdiction and venue in the state and federal courts of New Jersey, in any suit or proceeding arising out of the subject matter of this Agreement.

DATED as of the Effective Date written above, and executed by:


ADVAXIS, INC.:


By:  /s/ J. Todd Derbin
     -------------------------
     Name: J. Todd Derbin
     Title: CEO

PHARM-OLAM INTERNATIONAL LTD.:


By:___________________________
     Name:
     Title:

                                  ATTACHMENT 1

             FOUR WEEK TOXICOLOGY STUDY OF LM-LLO-E7 VECTOR IN MICE

PURPOSE: To examine the toxicity of Advaxis' Lm-LLO-E7 Vector following four weekly i.v. or s.c. doses to female Balb/C mice.

SCOPE: 10 mice/group
       70 FEMALE MICE TOTAL

REGULATORY STATUS: GLP

TEST ARTICLE: Lm-LLO-E7

CONTROL ARTICLES: Control Buffer

ROUTES OF ADMINISTRATION:  i.v./s.c.

OVERALL DESIGN:
Wild-Type female Balb/C mice will be administered a single intravenous or subcutaneous injection of Lm-LLO-E7 Vector or control saline once weekly for four weeks on Study Days 1, 8, 15 and 22 as described in the table below.

===========================================================================================================
                          FOUR WEEK TOXICOLOGY STUDY OF LM-LLO-E7 IN FEMALE MICE
-----------------------------------------------------------------------------------------------------------
   Group           Treatment              Dose Level          Route        Dosing Days         Females
============ ======================= ====================== ========== ==================== ===============
     1               Saline                    0              i.v.         1,8,15, 22             10
------------ ----------------------- ---------------------- ---------- -------------------- ---------------
     2             Lm-LLO-E7                  Low             i.v.         1,8,15, 22             10
------------ ----------------------- ---------------------- ---------- -------------------- ---------------
     3             Lm-LLO-E7                  Mid             i.v.         1,8,15, 22             10
------------ ----------------------- ---------------------- ---------- -------------------- ---------------
     4             Lm-LLO-E7                 High             i.v.         1,8,15, 22             10
============ ======================= ====================== ========== ==================== ===============
     5             Lm-LLO-E7                  Low             s.c.         1,8,15, 22             10
------------ ----------------------- ---------------------- ---------- -------------------- ---------------
     6             Lm-LLO-E7                  Mid             s.c.         1,8,15, 22             10
------------ ----------------------- ---------------------- ---------- -------------------- ---------------
     7             Lm-LLO-E7                 High             s.c.         1,8,15, 22             10
============ ======================= ====================== ========== ==================== ===============

IN-LIFE PROCEDURES:

o CLINICAL OBSERVATIONS: Twice Daily cageside observation for signs of mortality, moribundity and/or toxicity.

o PHYSICAL EXAMS, BODY WEIGHTS AND FOOD CONSUMPTION: At randomization, prior to treatment on SD1 and weekly thereafter.


TERMINAL PROCEDURES:

Twenty-four hours following the final dose:

o Blood samples are obtained from all surviving mice for clinical pathology and hematological analysis. (5 animals for hematology, 5 for clinical chemistry per group)

o     Body weights

o     Necropsy:

Full gross necropsy on all main study mice, and will include examination of external surface of body, all orifices, and cranial, thoracic and abdominal cavities and their contents. The following tissues will be obtained at necropsy and preserved in neutral buffered formalin:

---------------------- -------------- ----------- ---------------- --------------- -------------- ---------- ---------------
Adrenals               Aorta          Bone        Brain            Cecum           Colon          Cervix     Duodenum
---------------------- -------------- ----------- ---------------- --------------- -------------- ---------- ---------------
epididymides           Esophagus      Eyes        Femur            Gallbladder     Heart          Ileum      Jejunum
---------------------- -------------- ----------- ---------------- --------------- -------------- ---------- ---------------
Kidneys                Liver          Lungs       Lymph nodes      Salivary gl     Mammary Gl     Optic      Ovaries
                                                                                                  nerves
---------------------- -------------- ----------- ---------------- --------------- -------------- ---------- ---------------
Pancreas               Pituitary      Gross       Sciatic Nerve    Skin            Spinal cord    Spleen     Stomach
                                      Lesions

---------------------- -------------- ----------- ---------------- --------------- -------------- ---------- ---------------
Administration Site    Thymus         Thyroid     Parathyroid      Trachea         Skeletal       Vagina     Uterus
                                                                                   Muscle
---------------------- -------------- ----------- ---------------- --------------- -------------- ---------- ---------------

All Tissues from control and high dose treated animals will be embedded in paraffin, stained with hematoxylin and eosin, and examined microscopically by a board certified veterinary pathologist. Tissues from the mid and low dose group will be retained and evaluated only if findings were noted in corresponding tissues from high dose treated animals.


TEST ARTICLE DOSAGE VERIFICATION:

      INFORMATION TO BE SUPPLIED BY THE SPONSOR. (REQUIRED FOR GLP STUDY)

              ACUTE DOSE TOXICITY STUDY OF LM-LLO-E7 IN BALB/C MICE

PURPOSE:

o To determine the Maximum Tolerated Dose (MTD) of Lm-LLO-E7 Vector via both s.c. and i.v. routes to female Balb/C

o     To compare the tolerability of Balb/C mice to Lm-LLO-E7 relative to WT
      Listeria

RATIONALE:

o     24 Female mice for Dose Range phase.

o     Only females will be used since the indication for Lm-LLO-E7 is Cervical
      Cancer

o     No difference is anticipated between sexes

o Balb/c mice will be used since they are more sensitive to Listeria than C57BL/6 Mice.

o     LD50 for Lm-LLO-E7 in Balb/c mice is reported to be ~108 pfu via ip route.

o     Sensitivity to i.v. route of administration should be greater.

o Dose levels will be adjusted based on results of initial determinations from groups 3 and 6 below.

STUDY DESCRIPTION:

Test Article:  Lm-LLO-E7 Listeria Monocytogenes Bacterial Vector
Control Article:  WT Listeria Monocytogenes Vector

ROUTE OF ADMINISTRATION:  Intravenous or subcutaneous (as indicated)

A.    DOSE RANGE FINDING TOXICITY PHASE:

==========================================================================================================
               ACUTE DOSE RANGE FINDING TOXICITY STUDY OF LM-LLO-E7 VECTOR IN BALB/C MICE
------------ ---------------------------- ------------------------ -------------- ------------------------
   GROUP              TREATMENT                 DOSE LEVEL               ROUTE       NUMBER OF FEMALES
                                                   (PFU)
------------ ---------------------------- ------------------------ -------------- ------------------------
     1               WT Listeria                    MTD                i.v.                  3
------------ ---------------------------- ------------------------ -------------- ------------------------
     2               WT Listeria                    MTD                s.c.                  3
============ ============================ ======================== ============== ========================
     3                Lm-LLO-E7                     106                i.v.                  3
------------ ---------------------------- ------------------------ -------------- ------------------------
     4                Lm-LLO-E7                    107*                i.v.                  3
------------ ---------------------------- ------------------------ -------------- ------------------------
     5                Lm-LLO-E7                    108*                i.v.                  3
------------ ---------------------------- ------------------------ -------------- ------------------------
     6                Lm-LLO-E7                     106                s.c.                  3
------------ ---------------------------- ------------------------ -------------- ------------------------
     7                Lm-LLO-E7                    107*                s.c.                  3
------------ ---------------------------- ------------------------ -------------- ------------------------
     8                Lm-LLO-E7                    108*                s.c.                  3
============ ============================ ======================== ============== ========================
*Based on results of dosing groups 3 and 6 mice.

o Groups 1-2 female Balb/c mice will receive a single i.v. or s.c. dose of WT Listeria on study Day 1 and will be monitored for signs of toxicity. This dose will be based on published data on the known toxicity of WT listeria.

o Mice in groups 3-5 will be dosed i.v. with increasing doses of LmLLO-E7 starting at 106 pfu. If this dose is well tolerated, a higher dose will be administered until a MTD is established.

o Mice in groups of 6-8 will be dosed s.c. with increasing doses of LmLLO-E7 starting at 106 pfu. If this dose is well tolerated, a higher dose will be administered until a MTD is established.


B. MAIN PHASE ACUTE TOXICITY STUDY

Groups of 5 female mice will be dosed once on Study Day 1 as described in the table below. Mice will be administered a single i.v. or s.c. injection of the Lm-LLO-E7 Vector or WT Listeria (Groups 1-2) on Study Day 1.

Mice will be observed for clinical signs and changes in body weight and food consumption during the next 14 days. Surviving mice will be sacrificed on Study day 15, and gross necropsies will be performed.

==========================================================================================================
                 ACUTE DOSE IV AND SC TOXICITY STUDY OF LM-LLO-E7 VECTOR IN BALB/C MICE
----------------------------------------------------------------------------------------------------------
   GROUP              TREATMENT                 DOSE LEVEL               ROUTE       NUMBER OF FEMALES
                                                   (PFU)
------------ ---------------------------- ------------------------ -------------- ------------------------
     1               WT Listeria              MTD (sub LD50)           i.v.                  5
------------ ---------------------------- ------------------------ -------------- ------------------------
     2               WT Listeria              MTD (sub LD50)           s.c.                  5
============ ============================ ======================== ============== ========================
     3                Lm-LLO-E7                     106                i.v.                  5
------------ ---------------------------- ------------------------ -------------- ------------------------
     4                Lm-LLO-E7                    107*                i.v.                  5
------------ ---------------------------- ------------------------ -------------- ------------------------
     5                Lm-LLO-E7                    108*                i.v.                  5
============ ============================ ======================== ============== ========================
     6                Lm-LLO-E7                     106                s.c.                  5
------------ ---------------------------- ------------------------ -------------- ------------------------
     7                Lm-LLO-E7                    107*                s.c.                  5
------------ ---------------------------- ------------------------ -------------- ------------------------
     8                Lm-LLO-E7                    108*                s.c.                  5
============ ============================ ======================== ============== ========================

o Mice will be dosed once as described in the table above either i.v. or s.c., and will be monitored for clinical signs of toxicity.

o     Other assessments will include weekly body weights and food consumption.

o Surviving mice will be weighed and sacrificed on SD 15. Gross necropsies only. Only gross lesions to be retained.

             PILOT BIODISTRIBUTION STUDY OF LM-LLO-E7 IN FEMALE MICE

PURPOSE: The purpose of this pilot study is to determine the biodistribution of Lm-LLO-E7 vector following a single i.v. administration to female Balb/c mice, and to optimize conditions for PCR detection of Lm-LL0-E7 following i.v. administration in mice.

=============================================================================================================
                          PILOT BIODISTRIBUTION OF LM-LLO-E7 VECTOR IN FEMALE MICE
-------------------------------------------------------------------------------------------------------------
   GROUP          TREATMENT         DOSE LEVEL          ROUTE OF           FEMALES     SCHEDULED SACRIFICES
                                                     ADMINISTRATION                      (3 PER TIMEPOINT)
============ ===================== ============== ===================== ============== ======================
     1          Buffer Control           0            Intravenous             4                 SD2
------------ --------------------- -------------- --------------------- -------------- ----------------------
     2         Lm-LLO-E7 Vector     108 CFU or        Intravenous            12            SD 2, 10, 30
                                        MTD
============ ===================== ============== ===================== ============== ======================

CLINICAL OBSERVATIONS: Twice daily cageside observation for signs of mortality, moribundity and/or toxicity

PHYSICAL EXAMS: At randomization, prior to treatment on SD1 and weekly thereafter.

BODY WEIGHTS: At randomization, prior to treatment on SD1 and weekly thereafter.

TERMINAL PROCEDURES: On study day 2, three mice from groups 1 and 2 will be weighed, bled, and sacrificed by CO2 asphyxiation. Blood samples and tissue samples will be obtained and will be analyzed for presence of exogenous Test article DNA using PCR with primers specific for the vector and/or targeted gene. On study days 10 and 30 respectively, three mice per day from group 2 will be weighed, bled and sacrificed and blood and tissue samples obtained and analyzed for exogenous Test article DNA.

o Gross necropsies will be performed only to obtain Tissues for PCR analysis.

o A portion of the following tissues will be collected using clean sterile instruments (clean sterile set for each individual animal) and placed in vials and frozen at -80(Degree)C:

         Injection Site             Spleen                    Small Intestine
         Ovaries                    Lymph node (1)            Lung
         Heart                      Brain                     Bone Marrow
         Kidney                     Liver                     Blood

PCR ANALYSIS: PCR analysis will be performed on the tissues using primers specific for genetic sequences of the Listeria monocytogenes vector.

TEST ARTICLE DOSAGE VERIFICATION: Information to be supplied by the sponsor.

                   BIODISTRIBUTION OF LM-LLO-E7 VECTOR IN MICE


PURPOSE: To examine the biodistribution of Lm-LLO-E7 Vector following a single intravenous or s.c. injection to female Balb/C mice.

SCOPE: 96 Female Mice

REGULATORY STATUS: GLP

TEST ARTICLE: Lm-LLO-E7

CONTROL ARTICLES: Control Buffer

ROUTES OF ADMINISTRATION: Intravenous and Subcutaneous

PURPOSE: To compare overall biodistribution following either i.v. or s.c. administration of Lm-LLO-E7.

OVERALL DESIGN: Wild-Type female Balb/c mice will be administered a single intravenous or s.c. injection of Lm-LLO-E7 Vector or control saline on Study Day 1 (SD 1) as described in the table below. Six mice per timepoint will be dosed, but only five per timepoint will be sacrificed for PCR analysis.

=============================================================================================================
                        BIODISTRIBUTION OF LM-LLO-E7 LISTERIA VECTOR IN FEMALE MICE
-------------------------------------------------------------------------------------------------------------
   Group         Treatment          Dose Level           Route           Dose Volume          Females
                                                                           (mL/kg)
============ =================== ================= =================== ================ =====================
     1             Saline               0                 i.v.               10                  24
------------ ------------------- ----------------- ------------------- ---------------- ---------------------
     2           Lm-LLO-E7             Low                i.v.               10                  24
                   Vector
------------ ------------------- ----------------- ------------------- ---------------- ---------------------
     3           Lm-LLO-E7             High               i.v.               10                  24
                   Vector
------------ ------------------- ----------------- ------------------- ---------------- ---------------------
     4           Lm-LLO-E7             High               S.C.               10                  24
                   Vector
============ =================== ================= =================== ================ =====================

CLINICAL OBSERVATIONS: Twice Daily cageside observation for signs of mortality, moribundity and/or toxicity

PHYSICAL EXAMS: At randomization, prior to treatment on SD1 and weekly thereafter.

BODY WEIGHTS: At randomization, prior to treatment on SD1 and weekly thereafter.

TERMINAL PROCEDURES: On study days 2, 10 and 30 and 90, five mice per group will be weighed, bled, and sacrificed by CO2 asphyxiation.

Blood samples will be analyzed for presence of exogenous Test article DNA using PCR with primers specific for the vector and target gene.

Gross necropsies will be performed only to obtain Tissues for PCR analysis.

A portion of the following tissues will be collected using clean sterile instruments (clean sterile set for each individual animal) and placed in small microcentrifuge vials and frozen at -80(Degree)C:

         Injection Site             Spleen                    Blood
         Ovaries                    Mesentary lymph node      Lung
         Heart                      Brain                     Bone Marrow
         Kidney                     Liver                     Small Intestine

PCR ANALYSIS: Quantitative PCR will be performed on DNA extracted from above tissue samples and the presence of the vector sequence will be assessed.

TEST ARTICLE DOSAGE VERIFICATION: INFORMATION TO BE SUPPLIED BY THE SPONSOR. (REQUIRED FOR GLP STUDY)

                                  ATTACHMENT 2

                    PRE-CLINICAL TOXICOLOGY STUDIES LM-LLO-E7

---------------------------------------------------------------------------------------- --------------------
                                         TASK                                                   COST
---------------------------------------------------------------------------------------- --------------------
Acute Dose Toxicity and Main Phase
Includes dose range finding to find MTD (24 mice) and main phase acute toxicity (40 mice), assessments of weekly body weights and food consumption, and gross pathology
with necropsy at 15 days, final clinical and GLP reports.                                      $10,632
---------------------------------------------------------------------------------------- --------------------
                                  FOUR WEEK TOXICITY STUDY
Includes four weekly vaccinations given to 70 mice, sacrifice at 28 days, chemistry
and hematology labs. on 50% of mice, gross pathology, final clinical and GLP reports.          $31,500

Histology and pathology of 40 tissues per mouse in control and high dose groups (30
mice) by certified veterinary pathologist with histo-pathology report ($25.00 per              $30,000
tissue)
---------------------------------------------------------------------------------------- --------------------
                                PILOT BIODISTRIBUTION STUDY
Includes 16 mice dosed with 12 serial sacrificed out to 30 days, blood and 11 tissues
per mouse collected for PCR analysis of vector and targeted gene, clinical and GLP             $13,000
reports.
---------------------------------------------------------------------------------------- --------------------
                                   BIODISTRIBUTION STUDY
Includes 96 mice dosed with 80 serial sacrificed out to 90 days, daily clinical observations, weekly physical exams and body weights, blood and 11 tissues taken for $31,700 PCR analysis of vector and targeted gene, clinical and GLP reports.
---------------------------------------------------------------------------------------- --------------------
                                        PCR ANALYSIS
Lark will analyze 11 tissues and one blood from 3 groups of mice (12, 60 and 20)
using a targeted assay. Lark will also perform spiking experiments on all samples and extraction efficiency tests. The reactions will be thermal cycled, recorded and analyzed using the ABI PRISM 7700 Sequence Detection System. All work will be $135,831 conducted under Good Laboratory Practices.
---------------------------------------------------------------------------------------- --------------------
                                     PROJECT MANAGEMENT
Pharm-Olam will management all the studies to assure conducted to Good Laboratory
Practices and compliant with the protocol, monitor studies at critical points, weekly
sponsor updates, oversee development of all protocols and clinical reports and                 $19,500
maintain study timelines.  (130 hours @ $150/hr)
---------------------------------------------------------------------------------------- --------------------
                                                                           TOTAL              $272,163

---------------------------------------------------------------------------------------- --------------------
If the histo-pathology is needed for the medium and low dose (40 mice) in the 4 week study, the cost will be another $40,000.

                                  ATTACHMENT 3


     TIMELINES FOR PRE-CLINICAL TOXICOLOGY STUDIES

     February 1 - initiate acute dose toxicity study

     March 1 - initiate main phase acute dose toxicity study

     March 1 - initiate pilot bio-distribution study

     April 1 - initiate 4 week multi-dose study

     May 1 - initiate 90 day bio-distribution study

     September 1- Final reports completed for all studies


     MILESTONE PAYMENT CHART


--------------------------------------------------------------------------------
Milestones                                              Percent        Cost
--------------------------------------------------------------------------------
Signing of agreement                                      10%        $27,216.30
--------------------------------------------------------------------------------
Initiation of pilot acute toxicity                        10%        $27,216.30
--------------------------------------------------------------------------------
Initiation of pilot-distribution & 4 main phase studies   20%        $54,432.60
--------------------------------------------------------------------------------
Initiation of 4 week multi-dose study                     20%        $54,432.60
--------------------------------------------------------------------------------
Initiation of 90 day bio-distribution study               20%        $54,432.60
--------------------------------------------------------------------------------
Final  reports completed for all studies                  20%        $54,432.60
--------------------------------------------------------------------------------
Total                                                                  $272,163
--------------------------------------------------------------------------------